UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 14, 2026

T-REX Acquisition Corp.
(Exact name of Registrant as specified in its charter)

Nevada	000-56528	26-1754034
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

151 N. Nob Hill Road Suite 402 Plantation, FL	33324
(Address of principal executive offices)	(Zip Code)

(954) 960-7100

Registrant’s telephone number, including area code

 __________________________________________

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Ace (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

T-REX Acquisition Corp is referred to herein as “we”, “our”, “us” or the “Company”

Item 8.01 Other Events

On April 14, 2026, the Company, through its wholly owned subsidiary M M & E 2, LLC, a Florida Limited Liability Company entered into a definitive Asset Purchase Agreement to acquire an operating 3-megawatt, turnkey data center located in Roberta, Georgia from Cryptaugh LLC and Sonace LLC. The assets to be acquired include a 5.8-acre parcel of land, six portable mining containers and an electrical services contract with Flint Electric Membership Corporation supplying the facility up to 4.5 megawatts of electricity. The purchase is scheduled to close on or before May 25, 2026.

ITEM 9.01. EXHIBITS

Exhibit 99.1	Press Release dated April 23, 2026
104	Cover Page Interactive Data File

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-REX ACQUISITION CORP.

Date: April 23, 2026	By:	/s/ Frank Horkey
	Name:	Frank Horkey
President

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